    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2003
                                                             FILE NOS. 333-89183
                                                                       811-09631
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]

                         POST-EFFECTIVE AMENDMENT NO. 4                      [x]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                                AMENDMENT NO. 5                              [x]

                              -------------------

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                      757 THIRD AVENUE, NEW YORK, NY 10017
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232


                 ROBERT H. STEERS                                        COPY TO:
 COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.                     SARAH E. COGAN
    757 THIRD AVENUE, NEW YORK, NEW YORK 10017                SIMPSON THACHER & BARTLETT LLP
(NAME AND ADDRESS OF AGENT OF SERVICE OF PROCESS)                  425 LEXINGTON AVENUE
                                                                 NEW YORK, NEW YORK 10017


    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                              -------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


[x] ON MAY 1, 2004 PURSUANT TO PARAGRAPH (B)


[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

[ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

[ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

________________________________________________________________________________

                                [COHEN & STEERS
                       INSTITUTIONAL REALTY SHARES LOGO]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

--------------------------------------------------------------------------------
                             A NO-LOAD MUTUAL FUND
--------------------------------------------------------------------------------
                                   PROSPECTUS

                                    Manager
                    Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                           Telephone: (212) 832-3232

                                 Transfer Agent
                         Boston Financial Data Services
                                 P.O. Box 8123
                        Boston, Massachusetts 02266-8123
                           Telephone: (800) 437-9912

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
     PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS
                              COMMITTING A CRIME.


                                  MAY 1, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    1

    Investment Objective and Principal Investment
       Strategies...........................................    1

    Who Should Invest.......................................    1

    Principal Risks.........................................    1

HISTORICAL FUND PERFORMANCE.................................    2

FEES AND EXPENSES OF THE FUND...............................    4

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
  RELATED RISKS.............................................    4

    Objective...............................................    4

    Principal Investment Strategies.........................    5

    Principal Risks of Investing in the Fund................    6

MANAGEMENT OF THE FUND......................................    7

    The Manager.............................................    7

    Portfolio Managers......................................    8

HOW TO PURCHASE AND SELL FUND SHARES........................    8

    Pricing of Fund Shares..................................    8

    Purchase Minimums.......................................    9

    Form of Payment.........................................   10

    Purchases of Fund Shares................................   10

    Automatic Investment Plan...............................   11

    Exchange Privilege......................................   11

    How To Sell Fund Shares.................................   11

DIVIDENDS AND DISTRIBUTIONS.................................   13

TAX CONSIDERATIONS..........................................   13

PRIVACY POLICY..............................................   14

FINANCIAL HIGHLIGHTS........................................   15

                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment goal of Cohen & Steers Institutional Realty Shares, Inc. (the fund) is total return through investment in real estate securities. In pursuing total return, the fund seeks both capital appreciation and current income with approximately equal emphasis. The fund may change its investment goal without shareholder approval, although it has no current intention to do so.


The fund invests at least 80%, and normally substantially all, of its total assets in common stocks and other equity securities issued by domestic real estate companies, such as real estate investment trusts (REITs). A real estate company generally derives at least 50% of its revenue from real estate or has at least 50% of its assets in real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. The fund invests primarily in shares of Equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. One of the most important characteristics of REITs is that they are not subject to tax if they distribute to their shareholders substantially all of their income. As a result, REITs generally pay a higher dividend than other types of companies, although dividends paid by REITs will not generally be eligible to qualify as 'qualified dividend income.' The fund can invest in real estate companies of any size. In making investment decisions on behalf of the fund, Cohen & Steers Capital Management, Inc., the investment manager, (the manager), seeks real estate companies that it believes have strong growth prospects and are attractively priced relative to their projected growth rates. An investment may be sold when this is no longer the case or a better opportunity is identified.


--------------------------------------------------------------------------------
WHO SHOULD INVEST


The fund may be suitable for you if you are seeking:


 Some exposure to real estate to add to your portfolio mix

 A fund that may perform differently than a general stock or bond fund to add to your portfolio

 Liquidity in a real estate-related investment


 A fund offering the potential for both current income and long-term capital growth


 A fund intended for institutional investors


The fund is designed for long-term investors. You should not invest in the fund unless your investment horizon is at least six months. The fund will take reasonable steps to identify and reject orders from market timers. See How to Purchase and Sell Fund Shares -- How to Sell Fund Shares.


--------------------------------------------------------------------------------
PRINCIPAL RISKS

Investment Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.


Stock Market Risk. Your investment in fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the fund. The value of these equity securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

Real Estate Markets and REIT Risk. Additionally, since the fund concentrates its assets in the real estate industry, your investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management.

Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares therefore can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company.


As of March 31, 2004, the market capitalization of REITs ranged in size from approximately $3.3 million to approximately $11.5 billion.


Non-Diversification. As a 'non-diversified' investment company, the fund can invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the fund could be subject to a greater risk of loss than a fund that has a diversified portfolio.

Your investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
HISTORICAL FUND PERFORMANCE
--------------------------------------------------------------------------------


You should review the following information regarding the past performance of the fund. It shows how the fund's investment return can change from year to year and how the fund's returns can vary from the performance of selected broad market indexes over various time periods. This information is intended to give you some indication of the risk associated with an investment in the fund. Past performance (both before and after taxes) is not, however, an indication as to how the fund may perform in the future.

THIS CHART SHOWS THE FUND'S TOTAL RETURN FOR EACH FULL FISCAL YEAR SINCE THE FUND COMMENCED OPERATIONS, BUT DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                               [BAR GRAPH]

              COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.
                              ANNUAL TOTAL RETURNS

                               2001     6.02%
                               2002     3.06%
                               2003    38.04%


HIGHEST QUARTERLY RETURN DURING THIS PERIOD:           13.48%
LOWEST QUARTERLY RETURN DURING THIS PERIOD:           - 8.90%



THIS TABLE SHOWS THE FUND'S TOTAL RETURNS FOR THE PAST FISCAL YEAR AND FOR THE PERIOD SINCE THE FUND COMMENCED OPERATIONS, AND COMPARES THESE RETURNS WITH THE PERFORMANCE OF THREE INDEXES. INDEX PERFORMANCE DOES NOT REFLECT DEDUCTION FOR FEES, EXPENSES OR TAXES.



AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.



                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2003)



                                                                      SINCE
                                                          1 YEAR   INCEPTION**
                                                          ------   -----------
Cohen & Steers Institutional Realty Shares Return
  Before Taxes.........................................   38.04%       18.88%
Cohen & Steers Institutional Realty Shares Return After
  Taxes on Distributions...............................   35.48%       16.39%
Cohen & Steers Institutional Realty Shares Return After
  Taxes on Distributions and Sale of Fund Shares.......   25.47%       14.94%
NAREIT Equity REIT Index*..............................   37.13%       20.45%'D'
Wilshire Real Estate Securities Index*.................   37.02%       20.45%
S&P 500 Index*.........................................   28.70%      - 4.17%


---------

* The NAREIT Index of Equity REITs is comprised of 145 real estate investment trusts. The Wilshire Real Estate Securities Index is comprised of 94 companies operating in the real estate industry and includes REITs. This index does not include REITs with investments in health care facilities. The fund invests in REITs with health care facilities. The Standard & Poor's 500 Composite Stock Index ('S&P 500') is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries. Performance figures include reinvestment of income dividends and capital gains distributions. You should note that the fund is a professionally managed mutual fund while the indexes are unmanaged, do not incur expenses and are not available for investment.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

'D' Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns are calculated from the date nearest the inception for which comparable performance data exists.

** The inception date was February 14, 2000.

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU COULD PAY IF YOU BUY AND HOLD SHARES OF THE FUND.


Shareholder Fees (fees paid directly from your investment):    None
Annual Fund Operating Expenses (expenses that are deducted
  from fund assets):
Management Fee..............................................   0.75%
Other Expenses*.............................................   0.02%
                                                              -----
Total Annual Fund Operating Expenses:.......................   0.77%
Expense Reimbursement.......................................  (0.02%)
Net Expenses................................................   0.75%
                                                              -----
                                                              -----


---------

* The manager has contractually agreed to reimburse the fund so that its total annual operating expenses never exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the fund. These other expenses include the fees and expenses of the fund's independent directors, taxes, interest charged on borrowings, trade organization membership dues and federal and state registration fees. This arrangement does not cover extraordinary expenses. Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $77      $240      $417       $930

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS
--------------------------------------------------------------------------------
OBJECTIVE


The investment objective of the fund is total return through investment in real estate securities. The fund pursues its investment objective of total return by seeking, with approximately equal emphasis, capital appreciation and current income. There can be no assurance that the fund will achieve its investment objective. The fund, of course, will concentrate its investments in the real estate industry.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

In making investment decisions on behalf of the fund, the manager seeks real estate companies that it believes have strong growth prospects and are attractively priced relative to their projected growth rates. This approach is generally referred to as 'growth at a reasonable price.' In selecting investments, the manager relies on a fundamental analysis of each company. The manager reviews each company's potential for success in light of the company's current financial condition, its industry position, and economic and market conditions. The manager evaluates a number of factors, including growth potential, earnings estimates and the quality of management. The manager may sell an investment from the portfolio when the company's fundamentals deteriorate, a target price is reached, or when the company appears substantially less desirable than another investment.

The following are the fund's principal investment strategies. A more detailed description of the fund's investment policies and restrictions and more detailed information about the fund's investments are contained in the fund's statement of additional information (SAI).

Real Estate Companies

For purposes of the fund's investment policies, a real estate company is one that:

 derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or:


 has at least 50% of its assets in such real estate

Under normal circumstances, the fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of:

 common stocks (including REIT shares)

 rights or warrants to purchase common stocks


 securities convertible into common stocks where the conversion feature represents, in the manager's view, a significant element of the securities' value preferred stocks

Real Estate Investment Trusts


The fund may invest, without limit, in shares of real estate investment trusts (REITs). REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective. Dividends paid by REITs will not be eligible for the dividends received deduction under Section 243 of the Code and are generally not considered 'qualified dividend income' eligible for reduced rates of taxation. The dividends received deduction generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008.


Types of REITs

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The fund invests primarily in Equity REITs.

Defensive Position

When the fund's manager believes that market or general economic conditions justify a temporary defensive position, the fund may deviate from its investment objective and invest all or any portion of its assets in high-grade debt securities without regard to whether the issuer is a real estate company. When and to the extent the fund assumes a temporary defensive position, it may not pursue or achieve its investment objective.

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND

Because prices of equity securities fluctuate from day to day, the value of the fund's portfolio and the fund's price per share will vary based upon general market conditions.

General Risks of Securities Linked to the Real Estate Market

The fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

declines in the value of real estate

risks related to general and local economic conditions

possible lack of availability of mortgage funds

overbuilding

extended vacancies of properties

increased competition

increases in property taxes and operating expenses

changes in zoning laws

losses due to costs resulting from the clean-up of environmental problems liability to third parties for damages resulting from environmental problems casualty or condemnation losses

limitations on rents


changes in neighborhood values and the appeal of properties to tenants changes in interest rates

Thus, the value of the fund's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.


In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the
Code), or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act), as amended. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

Portfolio Turnover

The fund anticipates that its annual portfolio turnover rate will not exceed 150%, but the turnover rate will not be a limiting factor when the manager deems portfolio changes appropriate. The turnover rate may vary greatly from year to year. An annual turnover rate of 150% occurs, for example, when all of the securities held by the fund are replaced one and one-half times in a period of one year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the fund. High portfolio turnover may result in the realization of net short-term capital gains by the fund which, when distributed to shareholders, will be taxable as ordinary income. See 'Tax Considerations.'

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
THE MANAGER


Cohen & Steers Capital Management, Inc., located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the fund under the overall supervision and control of the board of directors of the fund. The manager, a registered advisor, was formed in 1986 and its current clients include pension plans and investment companies, including Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Select Utility Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Utility Fund, Inc. and the fund, which are open-end investment companies.


Under its management agreement with the fund, the manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund, and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the general supervision of the board of directors of the fund. The manager also performs certain administrative services for the fund, and provides persons satisfactory to the board of directors of the fund to serve as officers of the fund. Such officers, as well as certain other employees and directors of the fund, may be directors, officers, or employees of the manager.


The manager selects brokers and dealers to execute the fund's portfolio transactions. For its services under the management agreement, the fund pays the manager a monthly management fee at the annual rate of 0.75% of the average daily net asset value of the fund. The manager pays all expenses of the fund except for brokerage fees, taxes, interest, fees and expenses of the independent directors (including fees and expenses of their independent counsel and other independent consultants), trade organization membership dues, federal and state registration fees and extraordinary expenses. Certain broker-dealers and financial intermediaries may charge the manager fees for administrative services that such dealers provide to fund shareholders, which the manager will pay from its own resources.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


The fund's portfolio managers are:



 Martin Cohen -- Mr. Cohen has been a portfolio manager of the fund since its inception. He is also a director, president and treasurer of the fund, co-founder, co-chairman and co-chief executive officer of the manager and vice president of Cohen & Steers Securities, LLC, the fund's distributor.



 Robert H. Steers -- Mr. Steers has been a portfolio manager of the fund since its inception. He is also a director, chairman and secretary of the fund, co-founder, co-chairman and co-chief executive officer of the manager and president of Cohen & Steers Securities, LLC, the fund's distributor.



 James S. Corl -- Mr. Corl joined the manager in 1997. He has been a senior vice president since 2000 and a portfolio manager of the fund since July 2003.


--------------------------------------------------------------------------------
HOW TO PURCHASE AND SELL FUND SHARES
--------------------------------------------------------------------------------
PRICING OF FUND SHARES

The price at which you can purchase and redeem the fund's shares is the net asset value of the shares next determined after we receive your order in proper form. Proper form means that your request includes the fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered in the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed. We calculate our net asset value per share as of the close of trading on the New York Stock Exchange, generally 4:00 p.m. eastern time, on each day the Exchange is open for trading. The fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the fund's behalf. The fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker's designee, accepts the order, and that order will be priced at the next computed net asset value after this acceptance. We determine net asset value per share by adding the market value of all securities and other assets in the fund's portfolio, subtracting the fund's liabilities, and dividing by the total number of shares of the fund then outstanding. Securities for which market prices are unavailable will be valued at fair value as determined by the fund's board of directors.


THE FUND RESERVES THE RIGHT TO REJECT, CANCEL OR RESCIND ANY PURCHASE ORDER AND TO WITHDRAW OR SUSPEND THE OFFERING OF SHARES AT ANY TIME. THE FUND MAY ALSO REQUEST ADDITIONAL INFORMATION FROM YOU IN ORDER TO VERIFY YOUR IDENTITY. IF YOU DO NOT PROVIDE THIS INFORMATION OR IF SUCH INFORMATION CANNOT BE VERIFIED, WE RESERVE THE RIGHT TO CLOSE YOUR ACCOUNT TO THE EXTENT REQUIRED OR PERMITTED BY APPLICABLE LAW OR REGULATIONS, INCLUDING THOSE RELATING TO THE PREVENTION OF MONEY LAUNDERING.

------------------------------------------------------------------------------------------------------
 COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

           THE USA PATRIOT ACT

           TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES,
           FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION
           THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT.

           WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK YOU FOR YOUR NAME, ADDRESS,
           DATE OF BIRTH AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. THIS INFORMATION
           WILL BE VERIFIED TO ENSURE THE IDENTITY OF ALL INDIVIDUALS OPENING
           A MUTUAL FUND ACCOUNT.

                                        SUBSCRIPTION AGREEMENT

---------------------------------------------------------------------------------------------------------------------------
 1 ACCOUNT TYPE (Please print; indicate only one registration type)
[ ]        A. INDIVIDUAL OR JOINT ACCOUNT*

                                                        -       -
           ---------------------------       --- --- --- --- --- --- --- --- ---       --------------------
           Name                              Social Security Number**                  Date of Birth

                                                        -       -
           ---------------------------       --- --- --- --- --- --- --- --- ---       --------------------
           Name of Joint Owner, if any       Social Security Number**                  Date of Birth

           Citizenship: [ ] U.S. Citizen  [ ] Resident Alien  [ ] Nonresident Alien***:
                                                                                       ------------------------------------
                                                                                               Country of Citizenship

[ ]        B. UNIFORM GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)

                                                        -       -
           ---------------------------       --- --- --- --- --- --- --- --- ---       --------------------
           Custodian's name (only one        Social Security Number**                  Date of Birth
           permitted)

                                                        -       -
           ---------------------------       --- --- --- --- --- --- --- --- ---       --------------------
           Minor's name (only one            Social Security Number**                  Date of Birth
           permitted)

           under the                                  Uniform Gifts/Transfers to Minors Act
                    ---------------------------------
                        (state residence of minor)

           Citizenship: of custodian [ ] U.S. Citizen  [ ] Resident Alien  [ ] Nonresident Alien***:
                                                                                                    -----------------------
                                                                                                    Country of Citizenship

           Citizenship: of minor  [ ] U.S. Citizen  [ ] Resident Alien  [ ] Nonresident Alien***:
                                                                                                 --------------------------
                                                                                                    Country of Citizenship

[ ]        C. TRUST, CORPORATION OR OTHER ENTITY

           ------------------------------------------         ---------------------------           -----------------------
           Name of Trust, Corporation or Other Entity         Tax Identification Number**           Date of Trust Agreement

           Check the box that describes the entity establishing the account:
           [ ] U.S. Financial Institution governed by a federal regulator.
           [ ] Bank governed by a U.S. state bank regulator.
           [ ] Corporation. Attach a copy of the certified articles of incorporation or business license unless the corporation is publicly traded on the New York Stock Exchange, American Stock Exchange or Nasdaq Stock
               Market. If so, please provide ticker symbol:
           [ ] Retirement plan governed by ERISA.
           [ ] Trust. Attach a copy of the Trust Agreement.
           [ ] Partnership. Attach a copy of Partnership Agreement.
           [ ] U.S. Government Agency or Instrumentality.
           [ ] Other.                Attach copy of document that formed entity or by laws or similar document.
                     ---------------
               Call (800) 437-9912 to see if additional information is required.

           ---------
           * All joint registrations will be registered as 'joint tenants with rights of survivorship' unless otherwise specified.

           ** If applied for, include a copy of application for social security or tax identification number.

           *** Nonresident aliens must include a copy of a government-issued photo ID with this application.

--------------------------------------------------------------------------------------------------------------------------
 2    AUTHORIZED PERSONS

      IF YOU ARE ESTABLISHING AN ACCOUNT UNDER 1C ABOVE AS A (I) CORPORATION (NON-PUBLICLY TRADED), (II) PARTNERSHIP,
      (III) TRUST OR (IV) OTHER, INFORMATION ON EACH OF THE INDIVIDUALS AUTHORIZED TO EFFECT TRANSACTIONS MUST BE
      PROVIDED BELOW:

                                                        -       -
           ---------------------------       --- --- --- --- --- --- --- --- ---       --------------------
           Authorized Individual/Trustee     Social Security Number*                   Date of Birth

                                                        -       -
           ---------------------------       --- --- --- --- --- --- --- --- ---       --------------------
           Authorized Individual/Trustee     Social Security Number*                   Date of Birth

           Citizenship: [ ] U.S. Citizen  [ ] Resident Alien  [ ] Nonresident Alien**:
                                                                                      -------------------------------------
                                                                                               Country of Citizenship

      (If there are more than two authorized persons, provide the information, in the same format, on a separate sheet for each such additional person.)

      * If applied for, include a copy of application for social security number.

      ** Nonresident aliens must include a copy of a government-issued photo ID with this application.


--------------------------------------------------------------------------------------------------------------------------
 3    ADDRESS

      (IF MAILING ADDRESS IS A POST OFFICE BOX, A STREET ADDRESS IS ALSO REQUIRED. APO AND FPO ADDRESSES WILL BE ACCEPTED)
      REGISTRANT STREET ADDRESS

                                                                                (          )
      ---------------------------------------------------------------------     -------------------------------------------
      Street                                                                    Home Telephone Number

                                                                                (          )
      ---------------------------------------------------------------------     -------------------------------------------
      City and State                      Zip Code                              Business Telephone Number

      Mailing Address                         City                    State                          Zip
                     ----------------------       -----------------        -----------------------   ----------------------

      JOINT REGISTRANT STREET ADDRESS (REQUIRED IF DIFFERENT THAN REGISTRANT ADDRESS ABOVE)

      Address                                 City                    State                          Zip
             ------------------------------       -----------------        -----------------------   ----------------------

--------------------------------------------------------------------------------------------------------------------------
 4    INVESTMENT INFORMATION

      $                  Amount to invest ($3,000,000 minimum investment). Do not send cash. Investment will be paid for by
       -----------------
       (please check one):

       [ ] Check or draft made payable to 'Cohen & Steers Institutional Realty Shares, Inc.'

       [ ] Wire through the Federal Reserve System.*
                                                    -----------------------------------------------

       [ ] Investment of Marketable Securities (call the fund at 1-800-330-REIT for details).

     * Call (800) 437-9912 to notify the fund of investments by wire and to obtain an account number. See the PURCHASE OF
       FUND SHARES section of the prospectus for wire instructions.

--------------------------------------------------------------------------------------------------------------------------
 5    AUTOMATIC INVESTMENT PLAN

      A. The automatic investment plan makes possible regularly scheduled monthly purchases of fund shares. The fund's transfer agent can arrange for an amount of money selected by you ($10,000 minimum) to be deducted from your checking account and used to purchase shares of the fund.

         Please debit $                from my checking account beginning on               *.
                       ---------------                                      --------------
                                                                               (Month)

         Please debit my account on (check one): [ ] 1st of Month    [ ] 15th of Month

         B. [ ] Check here to establish the Auto-Buy option, which allows you to make additional investments on dates you choose by having an amount of money selected by you ($10,000 minimum) deducted from your checking account.*

            * To initiate the automatic investment plan or the Auto-Buy option, Section 9 of this subscription agreement must be completed.


                   PLEASE CONTINUE APPLICATION ON REVERSE SIDE.

--------------------------------------------------------------------------------------------------------------------------
 6    EXCHANGE PRIVILEGES

      Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the EXCHANGE PRIVILEGE section of the prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)

      [ ] I decline the exchange privilege.

--------------------------------------------------------------------------------------------------------------------------
 7    REDEMPTION PRIVILEGES

      Shareholders may select the following redemption privileges by checking the box(es) below. See HOW TO SELL FUND
      SHARES section of the prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.

       [ ] I authorize the transfer agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the fund's current prospectus.

       [ ] I wish to have redemption proceeds paid by wire (please complete Section 9).

--------------------------------------------------------------------------------------------------------------------------
 8    DISTRIBUTION OPTIONS

      Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional fund shares.

      Dividends          [ ] Reinvest.      [ ] Pay in cash.

      Capital Gains      [ ] Reinvest.      [ ] Pay in cash.

      [ ] I wish to have my distributions paid by wire (please complete Section 9).

---------------------------------------------------------------------------------------------------------------------------
 9    BANK OF RECORD (FOR WIRE INSTRUCTIONS AND/OR AUTOMATIC INVESTMENT PLAN)

      PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT.

      ---------------------------------------------------------------------     -------------------------------------------
      Bank Name                                                                 Bank ABA Number

      ---------------------------------------------------------------------     -------------------------------------------
      Street or P.O. Box                                                        Bank Account Number

      ---------------------------------------------------------------------     -------------------------------------------
      City and State                          Zip Code                          Account Name

---------------------------------------------------------------------------------------------------------------------------
 10   SIGNATURE AND CERTIFICATIONS

(a)  By signing this agreement, I represent and warrant that:

         (1)  I have the full right, power, capacity and authority to invest in the fund;

         (2)  I am of legal age in my state of residence or am an emancipated minor;

         (3)  All of the information on this agreement is true and correct; and

         (4)  I will notify the fund immediately if there is any change in this information.

(b) I have read the current prospectus of the fund and this agreement and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the fund's prospectus as in effect from time to time. Further, I agree that the fund, its administrators and service providers and any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions believed to be genuine, provided that reasonable security procedures have been followed. If an account has multiple owners, the fund may rely on the instructions of any one account owner unless all owners specifically instruct the fund otherwise.

(c)  If I am a U.S. citizen, resident alien, or a representative of a U.S.
     entity, I certify, under penalty of perjury, that:

         (1)  THE TAXPAYER IDENTIFICATION NUMBER AND TAX STATUS SHOWN ON THIS FORM ARE CORRECT

         (2)  I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE:

               I AM EXEMPT FROM BACKUP WITHHOLDING, OR

               I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
               ('IRS') THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT
               OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR

               THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
               BACKUP WITHHOLDING

               NOTE: IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
               CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-
               REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST
               CROSS OUT THIS ITEM 2.

         (3)  I AM A U.S. PERSON (INCLUDING RESIDENT ALIEN)

(d) If I am a nonresident alien, I understand that I am required to complete and attach the appropriate Form W-8 to certify my foreign status.

         (1)  Indicate country of residence for tax purposes
                                                            --------------------

              Under penalty of perjury, I certify that I am not a U.S. citizen or resident alien and I am an exempt foreign person as defined by the IRS.

(e)  Additional Certification:

         (1) Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities.

         (2) I agree to provide such information and execute and deliver such documents as the fund may reasonably request from time to time to verify the accuracy of the information provided in connection with the opening of an account or to comply with any law, rule or regulation to which the fund may be subject, including compliance with anti-money laundering laws.

     THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.



      x                                                  x
      ------------------------------------   ---------   -------------------------------------   ----------
      Signature* (Owner, Trustee, Etc.)         Date     Signature* (Joint Owner, Co-Trustee)      Date

      ------------------------------------
      Name and Title


---------

* If shares are to be registered in (1) joint names, both persons should sign,
  (2) a custodian's name, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer or other authorized person should sign and print name and title above. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the investor (alternatively, the secretary or another designated officer of the entity may certify the authority of the persons signing on the space provided above). In addition, signatures of representatives or fiduciaries of corporations and other entities must be accompanied by a signature guarantee by a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a national securities exchange.

 Mail to: Boston Financial Data Services, P.O. Box 8123, Boston, MA 02266-8123

--------------------------------------------------------------------------------
PURCHASE MINIMUMS

You may open an account with the fund with a minimum investment of $3,000,000. Additional investments must be at least $10,000. (We are authorized to waive these minimums for particular investors.) The fund reserves the right, on 30 days notice, to automatically redeem any account that falls below $100,000 (because of any voluntary redemption) unless within 30 days the account value is increased to $3,000,000. We are free to reject any purchase order.


You may invest in the fund through accounts with certain broker-dealers and other financial intermediaries, in which case they may charge you a transaction fee or other fees when you purchase or redeem shares. Intermediaries who, in the aggregate, invest more than $3,000,000 on behalf of their clients are free to increase or decrease the investment minimums for their clients.

--------------------------------------------------------------------------------
FORM OF PAYMENT

We will accept payment for shares in three forms:

1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.

2. A bank wire or Federal Reserve Wire of federal funds.

3. At the fund's discretion, marketable securities having a value that meets the investment minimum.

--------------------------------------------------------------------------------
PURCHASES OF FUND SHARES

Initial Purchase By Wire
1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

 name of the fund

 name(s) in which shares are to be registered

 address

 social security or tax identification number (where applicable)

 dividend payment election

 amount to be wired


 name of the wiring bank


 name and telephone number of the person to be contacted in connection with the order

The transfer agent will assign you an account number.

2. Instruct the wiring bank to transmit at least the required minimum amount (see 'Purchase Minimums' above) to the custodian:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110
  ABA # 011000028
  Account: DDA # 99055287
  Attn: Cohen & Steers Institutional Realty Shares
  For further credit to: (account name)
  Account Number: (provided by transfer agent)


3. Complete the subscription agreement included in this prospectus and mail it to the transfer agent:


  Boston Financial Data Services
  Attn: Cohen & Steers Funds
  P.O. Box 8123
  Boston, Massachusetts 02266-8123

Initial Purchase By Mail


1. Complete the subscription agreement included in this prospectus.


2. Mail the subscription agreement and a check in at least the required minimum amount (see 'Purchase Minimums' above), payable to the fund, to the transfer agent at the above address.

Additional Purchases By Wire

1. Telephone toll free from any continental U.S. state: (800) 437-9912. When you contact the transfer agent, you will need the following information:

 name of the fund

 account number

 amount to be wired


 name of the wiring bank


 name and telephone number of the person to be contacted in connection with the order

2. Instruct the wiring bank to transmit at least the required minimum amount (see 'Purchase Minimums' above) to the custodian:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110
  ABA # 011000028
  Account: DDA # 99055287
  Attn: Cohen & Steers Institutional Realty Shares
  For further credit to: (account name)
  Account Number: (provided by transfer agent)

Additional Purchases By Mail

1. Make a check payable to the fund in at least the required minimum amount (see 'Purchase Minimums' above). Write your fund account number on the check.

2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the transfer agent at the address set forth above.

Automatic Purchase Plan

You may purchase additional shares of a fund you own by automated clearing house
(ACH). To elect the Auto-Buy option, select it on your account application or call the transfer agent and request an optional shareholder services form. ACH is similar to the pre-authorized investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437-9912.

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

The fund's automatic investment plan (the plan) provides a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan section of subscription agreement included with this prospectus or contact your dealer. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying the fund by mail or phone.

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE


You may exchange some or all of your fund shares for shares of the other Cohen & Steers mutual funds. Cohen & Steers also makes available for exchange shares of SSgA Money Market Fund, which is advised by State Street Bank and Trust Company. You may request a prospectus and application for the SSgA Money Market Fund by calling (800) 437-9912. Please read the prospectus carefully before you invest. All exchanges will be subject to any applicable initial sales charges. You may exchange shares of any other Cohen & Steers mutual fund for shares of the fund, subject to any applicable contingent deferred sales charge at the time you sell your fund shares.


An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See 'Tax Considerations.' The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Your broker may limit or prohibit your right to use the exchange privilege.

There is no charge for the exchange privilege (although your broker may impose a transaction fee). We may limit or terminate your exchange privilege if you make exchanges more than four times a year. WE MAY MODIFY OR REVOKE THE EXCHANGE PRIVILEGE FOR ALL SHAREHOLDERS UPON 60 DAYS PRIOR WRITTEN NOTICE. For additional information concerning exchanges, or to make an exchange, please call the transfer agent at (800) 437-9912.

--------------------------------------------------------------------------------
HOW TO SELL FUND SHARES

You may sell or 'redeem' your shares by telephone or through the transfer agent.

Redemption By Telephone

To redeem shares by telephone, call the fund's transfer agent at
(800) 437-9912. In order
to be honored at that day's price, we must receive any telephone redemption requests by 4:00 p.m., eastern time. If we receive your telephone redemption request after 4:00 p.m., eastern time, your redemption will be honored at the next day's price.

If you would like to change your telephone redemption instructions, you must send the transfer agent written notification signed by all of the account's registered owners, accompanied by signature guarantee(s), as described below.


We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither the fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. WE MAY MODIFY OR TERMINATE THE TELEPHONE REDEMPTION PRIVILEGE AT ANY TIME ON 30 DAYS NOTICE TO SHAREHOLDERS.


Redemption By Mail

You can redeem fund shares by sending a written request for redemption to the transfer agent:

  Boston Financial Data Services
  P.O. Box 8123
  Boston, Massachusetts 02266-8123
  Attn: Cohen & Steers Institutional Realty Shares

A written redemption request must:

 state the number of shares or dollar amount to be redeemed


 identify your account number and tax identification number


 be signed by each registered owner exactly as the shares are registered

If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the transfer agent together with a redemption request.


For redemptions made by corporations, executors, administrators or guardians, the transfer agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the transfer agent at 800-437-9912.



The transfer agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.


Other Redemption Information


Payment of Redemption Proceeds. The fund will send you redemption proceeds by check. If you made an election on the subscription agremeent to receive redemption proceeds by wire, the fund will send the proceeds by wire to your designated bank account. The transfer agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. The fund will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to 15 days or more.


The fund will pay redemption proceeds in cash, by check or wire, unless the board of directors believes that economic conditions exist which make redeeming in cash detrimental to the best interests of the fund. In the event that this were to occur, all or a portion of your redemption proceeds would consist of readily marketable portfolio securities of the fund transferred into your name. You would then incur brokerage costs in converting the securities to cash.


Signature Guarantee. You may need to have your signature guaranteed in certain situations, such as:



 written requests to wire redemption proceeds (if not previously authorized on the subscription agreement)



 sending redemption proceeds to any person, address or bank account not on record transferring redemption proceeds to a Cohen & Steers fund account with a different registration (name/ownership) from yours establishing certain services after the account is opened

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers and other guarantors acceptable to the fund. The fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.


Redemption of Small Accounts

If your fund account has a value of $100,000 or less as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days notice of our intention to do so. During this 30-day notice period, you may make additional investments to increase your account value to $3,000,000 (the minimum purchase amount) or more and avoid having the fund automatically liquidate your account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund will declare and pay dividends from its investment income quarterly. The fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The transfer agent will automatically reinvest your dividends and distributions in additional shares of the fund unless you elected on your subscription agreement to have them paid to you in cash.

--------------------------------------------------------------------------------
TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following brief tax discussion assumes you are a U.S. shareholder. In the SAI we have provided more detailed information regarding the tax consequences of investing in the fund.


Dividends paid to you out of the fund's 'investment company taxable income' as that term is defined in the Code, determined without regard to the deduction for dividends paid, will be taxable to you as ordinary dividend income. If a portion of the fund's income consists of dividends paid by U.S. corporations, (other than REITs), a portion of the dividends paid by the fund may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the fund. Dividend income that the fund receives from REITs will generally not be treated as qualified dividend income. The fund does not expect significant portion of fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your fund shares. A distribution of an amount in excess of the fund's earnings is treated as a non-taxable return of capital that reduces your tax basis in your fund shares; any such distributions in excess of your tax basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional fund shares.


A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell or redeem your fund shares, or exchange them for shares of another Cohen & Steers fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending on your holding period for the shares.

We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

 fail to provide us with your correct taxpayer identification number fail to make required certifications


 have been notified by the IRS that you are subject to backup withholding

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.


Fund distributions also may be subject to state and local taxes.


You should consult with your own tax advisor regarding the particular consequences of investing in the fund.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the manager who have a legitimate business need for the information.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the fund's financial performance since its inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's audited financial statements, are included in the fund's current annual report which is available free of charge upon request.



                                                                                        FOR THE
                                                                                        PERIOD
                                                                                     FEBRUARY 14,
                                                                                        2000'D'
                                                FOR THE YEAR ENDED DECEMBER 31,         THROUGH
                                              ------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:               2003      2002(1)        2001(1)         2000(1)
--------------------------------              ------   ------------   ------------   -------------
Net asset value, beginning of period........  $29.41      $30.97         $30.89         $25.00
                                              ------      ------         ------         ------
Income from investment operations:
    Net investment income...................    1.10        1.28           1.35           1.20
    Net realized and unrealized gain/(loss)
      on investments........................    9.78       (0.28)          0.43           6.08
                                              ------      ------         ------         ------
        Total from investment operations....   10.88        1.00           1.78           7.28
                                              ------      ------         ------         ------
Less dividends and distributions to
  shareholders from:
    Net investment income...................   (1.10)      (1.29)         (1.33)         (1.21)
    Net realized gain on investments........   (1.53)      (1.23)         (0.26)         (0.12)
    Tax return of capital...................   (0.32)      (0.04)         (0.11)         (0.06)
                                              ------      ------         ------         ------
        Total dividends and distributions to
           shareholders.....................   (2.95)      (2.56)         (1.70)         (1.39)
                                              ------      ------         ------         ------
        Net increase/(decrease) in net asset
           value............................    7.93       (1.56)          0.08           5.89
                                              ------      ------         ------         ------
Net asset value, end of period..............  $37.34      $29.41         $30.97         $30.89
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------
Total investment return.....................   38.04%       3.06%          6.02%         29.64%(2)
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....  $888.7      $615.7         $594.2         $615.6
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------
    Ratio of expenses to average daily net
      assets (before expense reduction).....    0.77%       0.76%          0.77%          0.79%(3)
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------
    Ratio of expenses to average daily net
      assets (net of expense reduction).....    0.75%       0.75%          0.75%          0.75%(3)
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------
    Ratio of net investment income to
      average daily net assets (before
      expense reduction)....................    3.24%       4.06%          4.30%          5.09%(3)
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------
    Ratio of net investment income to
      average daily net assets (net of
      expense reduction)....................    3.26%       4.07%          4.33%          5.13%(3)
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------
    Portfolio turnover rate.................   35.45%      37.88%         40.71%         20.16%(2)
                                              ------      ------         ------         ------
                                              ------      ------         ------         ------


-------------------
 'D' Commencement of operations.

(1) Certain per share amounts and ratios have been revised to reflect the reclassification of distributions received from investments in REITs, as described in Note 1 to the financial statements.


(2) Not annualized.


(3) Annualized.

                               [COHEN & STEERS
                      INSTITUTIONAL REALTY SHARES LOGO]

--------------------------------------------------------------------------------
                TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND

If you would like additional information about Cohen & Steers Institutional Realty Shares, Inc., the following documents are available to you without any charge, upon request:

 Annual/Semi-Annual Reports -- Additional information about the fund's investments is available in the fund's annual and semi-annual report to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its most recent fiscal year.

 Statement of Additional Information -- Additional information about the fund's structure and operations can be found in the Statement of Additional Information ('SAI'). The information presented in the SAI is incorporated by reference into the prospectus and is legally considered to be part of this prospectus.

To request a free copy of any of the materials described above, or to make any other inquiries, please contact us:

By telephone                 (800) 437-9912

By mail                      Cohen & Steers Institutional Realty Shares, Inc.
                             c/o Boston Financial Data Services
                             P.O. Box 8123
                             Boston, Massachusetts 02266-8123

By e-mail                    marketing@csreit.com

On the Internet              http://www.cohenandsteers.com


Our prospectus and SAI may also be available from your broker or financial advisor. Reports and other information about the Fund (including the Fund's SAI) may also be obtained from the Securities and Exchange Commission (the 'SEC'):

By going to the SEC's Public Reference Room in Washington, D.C. where you can review and copy the information. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.

By accessing the SEC's Internet site at http://www.sec.gov where you can view, download and print the information.

By electronic request at the following e-mail address: public infor@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Upon payment of a duplicating fee, copies of the information will be sent to you.




                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017



SEC File No. 811-09631

                                [COHEN & STEERS
                       INSTITUTIONAL REALTY SHARES LOGO]

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912
--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2004



         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
            BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF
 COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC., DATED THE SAME DATE AS THIS
                      STATEMENT OF ADDITIONAL INFORMATION,
           AS SUPPLEMENTED FROM TIME TO TIME (THE 'PROSPECTUS'). THIS
    STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. THE FINANCIAL STATEMENTS AND NOTES CONTAINED
 IN THE ANNUAL AND SEMI-ANNUAL REPORTS ARE INCORPORATED BY REFERENCE INTO THIS
   STATEMENT OF ADDITIONAL INFORMATION. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION, PROSPECTUS, ANNUAL AND SEMI-ANNUAL REPORTS (WHEN AVAILABLE) MAY BE
         OBTAINED FREE OF CHARGE BY WRITING THE ADDRESS OR CALLING THE
                           PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                              Page
                                                              ----
Investment Objective and Policies...........................    3

Investment Restrictions.....................................    9

Management of the Fund......................................   11

Compensation of Directors and Certain Officers..............   14

Investment Management and Other Services....................   15

Portfolio Transactions and Brokerage........................   23

Organization and Description of Capital Stock...............   24

Determination of Net Asset Value............................   25

Sales of Fund Shares........................................   26

Taxation....................................................   26

Performance Information.....................................   33

Counsel and Independent Accountants.........................   35

Financial Statements........................................   35

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION


Cohen & Steers Institutional Realty Shares, Inc. (the 'Fund') is a non-diversified, no-load, open-end, investment management company organized as a Maryland corporation on October 13, 1999.


Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided below, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment policies without written notice to shareholders.

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments in REITs will consist of Equity REITs.

--------------------------------------------------------------------------------
FOREIGN SECURITIES


The Fund may invest up to 10% of its total assets in securities of foreign real estate companies. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income. See 'Taxation.'

--------------------------------------------------------------------------------
ILLIQUID SECURITIES

The Fund will not invest in illiquid securities if, immediately after such investment, more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 'Securities Act') and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Securities and Exchange Commission (the 'SEC') has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a 'safe harbor' from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers. Cohen & Steers Capital Management, Inc., the investment manager (the 'Manager'), anticipates that the market for certain restricted securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

The Manager will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Manager will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security, and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS

The Fund may also enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as the Fund, purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, the Manager will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

--------------------------------------------------------------------------------
FUTURES CONTRACTS


The Fund may purchase and sell financial futures contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.


The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may 'cover' its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

The Fund will be authorized to use financial futures contracts and related options for 'bona fide hedging' purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ('CFTC'). The

Fund will also be authorized to enter into such contracts and related options for nonhedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances, but only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures options positions, less the amount by which any such positions are 'in-the-money,' would not exceed 5% of the Fund's total assets. The Fund may lose the expected benefit of the transactions if interest rates, currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in interest rates, currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.

--------------------------------------------------------------------------------
OPTIONS ON SECURITIES AND STOCK INDICES

The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is 'covered.' A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is 'covered' if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

--------------------------------------------------------------------------------
FOREIGN CURRENCY CONTRACTS AND CURRENCY HEDGING TRANSACTIONS


In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts ('forward contracts') and foreign currency futures contracts ('foreign currency futures'), as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.



The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as 'cross-hedging.' Because in connection with the Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. In addition, the Fund will not enter into such forward contracts if, as a result, the Fund will have more than 15% of the value of its total assets committed to such contracts. To the extent such contracts would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.


The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.


The Fund may enter into exchange-traded foreign currency futures. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


--------------------------------------------------------------------------------
RISKS OF OPTIONS, FUTURES AND FOREIGN CURRENCY CONTRACTS

Options, futures and foreign currency contracts are forms of derivatives. The use of options and futures as hedging techniques may not succeed where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and futures depend on the Manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Where a liquid secondary market for options or futures does not exist, the Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in futures contracts is potentially unlimited. The use of forward foreign currency contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may cause poorer overall performance for the Fund than if it had not engaged in such contracts.



The Fund's futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund's assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund's futures contracts and options thereon may equal or exceed 100% of the Fund's total assets. The Fund has no current intention of entering into futures transactions other than for traditional hedging purposes.



The Fund is operated by persons who have claimed exclusions from the definition of the term 'commodity pool operator' under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.


--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


The investment objective and the principal investment strategies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:


The Fund may not:

1. Borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;

2. Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

3. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;


4. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;


5. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

6. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies;

7. With the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries;

8. Purchase restricted or 'illiquid' securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act);

9. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by
Section 12(d)(1) of the Investment Company Act of 1940, as amended (the '1940 Act'), and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

10. Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as 'short sales against the box'), such restrictions shall not apply;

11. Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indices, and (b) write covered put and call options on securities and securities indices, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund's total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

12. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

13. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. 'Majority of the outstanding voting securities' means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 13 above, are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Manager, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. As of April 15, 2004, the directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.



The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each director and officer of the Fund is also a director or officer of Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Select Utility Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies sponsored by the Manager, and Cohen & Steers Realty Shares, Inc., Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Utility Fund, Inc., which are open-end investment companies also sponsored by the Manager.



                                                               PRINCIPAL OCCUPATION        NUMBER OF FUNDS
                                                               DURING PAST 5 YEARS       WITHIN FUND COMPLEX
                             POSITION HELD        TERM OF       (INCLUDING OTHER         OVERSEEN BY DIRECTOR    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND           OFFICE      DIRECTORSHIPS HELD)       (INCLUDING THE FUND)   TIME SERVED
  ---------------------        ---------           ------      -----------------------   --------------------   -----------
INTERESTED DIRECTORS

Robert H. Steers ........  Director, Chairman   Until Next     Co-Chairman, Co-Chief             12             Since
757 Third Avenue           of the Board, and    Election of    Executive Officer of the                         Inception
New York, New York             Secretary        Directors      Manager since 2003 and
Age: 51                                                        prior to that, Chairman
                                                               of the Manager;
                                                               President of Cohen &
                                                               Steers Securities, LLC,
                                                               the Fund's Distributor.

Martin Cohen * ..........      Director,        Until Next     Co-Chairman, Co-Chief             12             Since
757 Third Avenue             President and      Election of    Executive Officer of the                         Inception
New York, New York             Treasurer        Directors      Manager since 2003 and
Age: 55                                                        prior to that, President
                                                               of the Manager; Vice
                                                               President of Cohen &
                                                               Steers Securities, LLC,
                                                               the Fund's Distributor.

DISINTERESTED DIRECTORS

Gregory C. Clark ........       Director        Until Next     Private Investor. Prior           12             Since
99 Jane Street                                  Election of    thereto, President of                            Inception
New York, New York                              Directors      Wellspring Management
Age: 57                                                        Group (investment
                                                               advisory firm).

Bonnie Cohen * ..........       Director        Until Next     Private Consultant.               12             Since
1824 Phelps Place, N.W.                         Election of    Prior thereto,                                   December
Washington, D.C.                                Directors      Undersecretary of State,                         2001
Age: 61                                                        United States Department
                                                               of State. Director of
                                                               Wellsford Real
                                                               Properties, Inc.

George Grossman .........       Director        Until Next     Attorney-at-law.                  12             Since
17 Elm Place                                    Election of                                                     Inception
Rye, New York                                   Directors
Age: 50

                                                                                                       NUMBER OF FUNDS
                                                                       PRINCIPAL OCCUPATION          WITHIN FUND COMPLEX
                             POSITION HELD        TERM OF              DURING PAST 5 YEARS           OVERSEEN BY DIRECTOR
  NAME, ADDRESS AND AGE        WITH FUND           OFFICE      (INCLUDING OTHER DIRECTORSHIPS HELD)  (INCLUDING THE FUND)
  ---------------------        ---------           ------      ------------------------------------  --------------------
Richard J. Norman .......       Director        Until Next     Private Investor. Prior thereto,              12
7520 Hackamore Drive                            Election of    Investment Representative of Morgan
Potomac, Maryland                               Directors      Stanley Dean Witter.
Age: 60

Willard H. Smith Jr. ....       Director        Until Next     Board member of Essex Property Trust          12
7231 Encelia Drive                              Election of    Inc., Highwoods Properties, Inc.,
La Jolla, California                            Directors      Realty Income Corporation and Crest
Age: 67                                                        Net Lease, Inc. Managing Director at
                                                               Merrill Lynch & Co., Equity Capital
                                                               Markets Division from 1983 to 1995.


                            LENGTH OF
  NAME, ADDRESS AND AGE    TIME SERVED
  ---------------------    -----------
Richard J. Norman .......  Since
7520 Hackamore Drive       December
Potomac, Maryland          2001
Age: 60

Willard H. Smith Jr. ....  Since
7231 Encelia Drive         Inception
La Jolla, California
Age: 67



---------

* Martin Cohen and Bonnie Cohen are unrelated


The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                                  POSITION(S)
NAME, ADDRESS AND AGE            HELD WITH FUND                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------           ------------------                 -------------------------------------------
Adam M. Derechin..............  Vice President and     Chief Operating Officer of the Manager since 2003 and prior to that,
757 Third Avenue                Assistant Treasurer     Senior Vice President of the Manager.
New York, New York
Age: 39

Lawrence B. Stoller ..........  Assistant Secretary    Senior Vice President and General Counsel of the Manager, since 1999;
757 Third Avenue                                        Chief Legal Officer of Cohen & Steers Securities, LLC. Prior to
New York, New York                                      that, Associate General Counsel, Neuberger Berman Management, Inc.
Age: 40                                                 (money manager); and Assistant General Counsel, The Dreyfus
                                                        Corporation (money manager).


The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex is set forth below.


                                                                                       AGGREGATE DOLLAR RANGE
                                                                 DOLLAR RANGE OF       OF EQUITY SECURITIES IN
                                                               EQUITY SECURITIES IN      THE COHEN & STEERS
                                                                  THE FUND AS OF         FUND COMPLEX AS OF
                                                                DECEMBER 31, 2003         DECEMBER 31, 2003
                                                                -----------------         -----------------
Robert H. Steers............................................     over $100,000             over $100,000
Martin Cohen................................................     over $100,000             over $100,000
Gregory C. Clark............................................          none                 over $100,000
Bonnie Cohen................................................          none                 over $100,000
George Grossman.............................................          none                 over $100,000
Richard J. Norman...........................................          none                 over $100,000
Willard H. Smith Jr.........................................          none                 over $100,000



Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and none of their immediate family members, owns any securities issued by the Manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Manager.

--------------------------------------------------------------------------------
BOARD'S ROLE IN FUND GOVERNANCE


Committees. The Fund's Board of Directors has two standing committees, the Audit Committee and the Nominating Committee, which are composed of all of the directors who are not interested persons of the Fund, as defined in the 1940 Act. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee generally meets twice a year. The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for any future meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Fund's shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.



Approval of Management Agreement. The Board of Directors, including a majority of the directors who are not parties to the Fund's Management Agreement, or interested persons of any such party ('Disinterested Directors'), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Management Agreement was last approved by the Board of Directors, including a majority of the Disinterested Directors, at their meeting held on December 2, 2003. In connection with the directors' consideration of the Management Agreement, the directors reviewed information reasonably necessary to evaluate the terms of the Investment Management Agreement derived from a number of sources, including the materials provided by the Manager and considered the following: (1) the level of the management fee and expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Manager;
(3) benefits derived by the Manager from the relationship with the Fund including not only the Manager's compensation for investment management services but also compensation paid to the Manager for administrative services; (4) the costs of providing services to the Fund; and (5) the profitability to the Manager of providing investment advisory services to the Fund. The directors took note of the fact that the Fund's management fee was significantly below the midpoint of the range of compensation received by investment advisors of comparably-sized, competitive funds. The directors also considered that the Manager has agreed to pay substantially all of the Fund's normal operating expenses out of the Manager's own resources and, in connection therewith, that the Fund's expense ratio compares very favorably to other comparably-sized, competitive funds. The directors considered the Fund's performance record, noting particularly that the Fund's performance was generally above the median performance of comparable funds. The directors took into account the quality of the administrative services provided by the Manager to the Fund. The Directors then took into consideration the benefits derived by the Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Manager received by allocating the Fund's brokerage transactions.



In reviewing the nature and quality of services provided by the Manager, the Board of Directors noted that, in addition to the investment advisory services to be provided to the Fund, the Manager provides administrative services, oversight of fund accounting, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the

Fund. In addition, the directors, focused on the role of senior management in the day-to-day operations of the Fund and on the quality of the compliance and administrative staff at the Manager.



Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including a majority of the Disinterested Directors, concluded that the management fee rate was reasonable in relation to the services to be rendered and approved the Investment Management Agreement. The Disinterested Directors were represented by independent counsel, who assisted them in their deliberations.


--------------------------------------------------------------------------------
COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

--------------------------------------------------------------------------------

The following table sets forth information regarding compensation of Directors by the fund complex, of which the Fund is a part, for the fiscal year ended December 31, 2003. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each Director represents the ten funds that each Director served in the fund complex during the fiscal year ended
December 31, 2003. The Directors do not receive any pensions or retirement benefits from the fund complex.



                                     COMPENSATION TABLE
                            FISCAL YEAR ENDED DECEMBER 31, 2003
                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
                  NAME OF PERSON, POSITION                     FROM FUND        DIRECTORS
                  ------------------------                     ---------        ---------
Gregory C. Clark*, Director.................................     $7,250          $61,500
Bonnie Cohen*, Director.....................................      7,250           61,500
Martin Cohen**, Director and President......................         --               --
George Grossman*, Director..................................      7,250           61,500
Richard J. Norman*, Director................................      7,250           61,500
Willard H. Smith Jr.*, Director.............................      7,250           61,500
Robert H. Steers**, Director and Chairman...................         --               --


---------
 * Member of the Audit Committee.
** 'Interested person,' as defined in the 1940 Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Manager.

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT AND OTHER SERVICES

--------------------------------------------------------------------------------
THE MANAGER


Cohen & Steers Capital Management, Inc. (the 'Manager'), located at 757 Third Avenue, New York, New York 10017, is the Manager of the Fund.



The Manager, a registered advisor was formed in 1986 and specializes in the management of real estate securities portfolios. Its current clients include pension plans and investment companies, including Cohen & Steers Advantage Income Realty Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen and Steers Quality Income Realty Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers Select Utility Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Shares, Inc., Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Utility Fund, Inc. and the Fund, which are open-end investment companies. Mr. Cohen and Mr. Steers may be deemed 'controlling persons' of the Manager on the basis of their ownership of the Manager's stock.


Pursuant to a management agreement (the 'Management Agreement'), the Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.


Under the Management Agreement, the Fund will pay the Manager a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily value of the net assets of the Fund. For the fiscal years ended December 31, 2003, 2002 and 2001, the Manager received $5,456,142, $4,659,006 and $4,536,495 in management fees, respectively. The Manager reimbursed the Fund $162,591, $85,673 and $141,307 in expenses for the fiscal years ended December 31, 2003, 2002, and 2001 respectively, as per the contractual agreement between the Fund and the Manager to have total annual expenses never exceed 0.75% of average daily net assets. Therefore, the net management fees amounted to $5,293,551, $4,573,333 and $4,395,188 for the fiscal years ended December 31, 2003, 2002 and 2001, respectively. The Manager pays all expenses of the Fund except for brokerage fees, taxes, interest, fees and expenses of the Independent Directors (including fees and expenses of independent counsel and other independent consultants to the Independent Directors), trade organization membership dues, federal and state registration fees and extraordinary expenses.


The Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Manager or its affiliates.


All of the officers of the Fund listed above are officers or employees of the Manager. Their affiliation with the Fund and with the Manager are provided under their principal business occupations.

--------------------------------------------------------------------------------
ADMINISTRATIVE SERVICES


Pursuant to the Management Agreement, the Manager also performs certain administrative functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying the compensation of the Fund's officers for services rendered as such;
(iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including the Prospectus and Statement of Additional Information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of quarterly reports to the Fund's shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (viii) providing trading desk facilities for the Fund;
(ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent) and preparing and filing tax reports other than the Fund's income tax returns; and
(x) providing executive, clerical and secretarial help needed to carry out these responsibilities. The Manager provides these services for no additional fee to the Fund except for the fee under the Management Agreement.



In accordance with the terms of the Management Agreement and with the approval of the Fund's Board of Directors the Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholders reports, and SEC filings; (iv) and responding to shareholder inquiries. The Manager remains responsible for monitoring and overseeing the performance by State Street of its obligations to the Fund under its Sub-Administration Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors.


The Manager pays for the cost of State Street's services without any additional charge to the Fund. State Street also serves as the Fund's custodian and transfer agent. See 'Custodian and Transfer and Dividend Disbursing Agent,' below. Boston Financial Data Services ('Boston Financial'), an affiliate of State Street, has been retained by State Street to provide transfer agency services to the Fund and is hereafter sometimes referred to as the 'Transfer Agent.'

--------------------------------------------------------------------------------
DISTRIBUTOR


Cohen & Steers Securities, LLC (the 'Distributor'), an affiliate of the Manager, serves without charge as the Distributor of shares of the Fund. The Distributor is not obligated to sell any specific amount of shares and will sell shares, as agent for the Fund, on a continuous basis only against orders to purchase shares.

The Distributor is an 'affiliated person' of the Manager, which is itself an affiliated person of the Fund. Those individuals identified above under 'Management of the Fund' as directors or officers of both the Fund and the Distributor are affiliated persons of both entities.


--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as custodian of the Fund's investments and as the Fund's transfer and dividend disbursing agent. State Street has retained its wholly-owned subsidiary, Boston Financial, to provide transfer and dividend disbursing agency services to the Fund.

Neither State Street nor Boston Financial has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. The Manager pays for the cost of these services without any additional charge to the Fund.


--------------------------------------------------------------------------------
CODE OF ETHICS



The Fund, and the Manager and Distributor, have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act that are designed to ensure that the interests of Fund shareholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings; require pre-approval for transactions in private placements, Cohen & Steers closed-end funds, and utility equity securities; and require pre-approval for sales of Cohen & Steers open-end funds. The Fund's Disinterested Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.



--------------------------------------------------------------------------------
PROXY VOTING



The Fund's Board of Directors has delegated to the Manager the responsibility for voting proxies on behalf of the Fund, and has determined that proxies with respect to the Fund's portfolio companies shall be voted in accordance with the Manager's Statement of Policies and Procedures Regarding the Voting of Securities (the Proxy Voting Policies and Procedures). The following is a summary of the Proxy Voting Policies and Procedures.



Voting rights are an important component of corporate governance. The Manager has three overall objectives in exercising voting rights:



A. Responsibility. The Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.



B. Rationalizing Management and Shareholder Concerns. The Manager seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.



C. Shareholder Communication. Since companies are owned by their shareholders, the Manager seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.



In exercising voting rights, the Manager shall conduct itself in accordance with the general principles set forth below.



1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.



2. In exercising voting rights, the Manager shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.



3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.



4. In exercising voting rights on behalf of clients, the Manager shall conduct itself in the same manner as if it were the constructive owner of the securities.



5. To the extent reasonably possible, the Manager shall participate in each shareholder voting opportunity.



6. Voting rights shall not automatically be exercised in favor of management-supported proposals.



7. The Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.



Set forth below are general guidelines that the Manager shall follow in exercising proxy voting rights:



Prudence. In making a proxy voting decision, the Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.



Third Party Views. While the Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.



Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Manager shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Manager may discount long-term views on a short-term holding).



Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Manager's decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Manager must be guided by its reasonable judgment to vote in a manner that the Manager deems to be in the best interests of the Fund and its shareholders.



Stock-Based Compensation



Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Manager always favors compensation plans that align the interests of management and shareholders. The Manager generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.



Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.



Plan Amendments. Compensation plans should not be materially amended without shareholder approval.



Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.



Repricing/Replacement of Underwater Options. Stock options generally should not be repriced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.



Reload/Evergreen Features. The Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (evergreen) feature.



Measures to Increase Executive Long-Term Stock Ownership. The Manager supports measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options. In this respect, the Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Manager also supports employee stock purchase plans, although the Manager generally believes the discounted purchase price should be at least 85% of the current market price.



Vesting. Restricted stock awards normally should vest over at least a two-year period.



Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.



Change of Control Issues



While the Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Manager's guidelines on change of control issues:



Shareholder Rights Plans. The Manager acknowledges that there are arguments for and against shareholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to shareholders. The Manager generally votes against any directors who, to its knowledge, without shareholder approval, have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.



Golden Parachutes. The Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that shareholders should be free to consider. The Manager generally withholds votes at the next shareholder meeting for directors who to its knowledge approved golden parachutes.



Approval of Mergers. The Manager votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Manager supports proposals that seek to lower super-majority voting requirements.



Routine Issues



Director Nominees in a Non-Contested Election. The Manager generally votes in favor of management proposals on director nominees.



Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.



Board Composition. The Manager supports the election of a board that consists of at least a majority of independent directors. The Manager generally withholds support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.



Classified Boards. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, the Manager generally votes against classified boards. The Manager votes in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.



Barriers to Shareholder Action. The Manager votes to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.



Cumulative Voting. Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases shareholders' rights to effect change in the management of a corporation. The Manager therefore generally supports proposals to adopt cumulative voting.



Ratification of Auditors. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Manager's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.



Stock Related Items



Increase Additional Common Stock. The Manager's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).



Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:



1. creates blank check preferred stock; or



2. establishes classes of stock with superior voting rights.



Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Manager.



Preemptive Rights. Votes are cast in favor of shareholder proposals restoring limited preemptive rights.



Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Manager votes against adoption of a dual or multiple class capitalization structure.



Social Issues



The Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Manager does not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Manager generally votes against these types of proposals, which are generally initiated by shareholders, unless the Manager believes the proposal has significant economic implications.



Other Situations



No set of guidelines can anticipate all situations that may arise. The Manager's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.



Proxy Voting Procedures



The Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.



The Investment Committee of the Manager shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee (the Designee) shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Manager's General Counsel shall have overall responsibility for ensuring that the Manager complies with all proxy voting requirements and procedures.



Recordkeeping



The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Manager:



Name of the company



Ticker symbol

CUSIP number



Shareholder meeting date



Brief identification of each matter voted upon



Whether the matter was proposed by management or a shareholder



Whether the Manager voted on the matter



If the Manager voted, then how the Investment Manager voted



Whether the Manager voted with or against management



The Manager's General Counsel shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Manager and were deemed material to making a voting decision or that memorialized the basis for the decision.



The Manager shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.



Conflicts of Interest



There may be situations in which the Manager may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:



Business Relationships. This type of conflict would occur if the Manager or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Manager or its affiliate with the company or proponent. In the context of the Manager, this could occur if an affiliate of the Manager has a material business relationship with a company that the Manager has invested in on behalf of the Fund, and the Manager is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.



Personal Relationships. The Manager or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.



Familial Relationships. The Manager or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).



The next step is to determine whether a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:



Financial Based Materiality. The Manager presumes a conflict to be nonmaterial unless it involves at least $500,000.



Non-Financial Based Materiality. Non-financial based materiality would impact the members of the Manager's Investment Committee, who are responsible for making proxy voting decisions.



Finally, if a material conflict exists, the Manager shall vote in accordance with the advice of a proxy voting service.



The Manager's General Counsel shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:



Identifying Conflicts. The Manager is responsible for monitoring the relationships of the Manager's affiliates for purposes of the Manager's Inside Information Policy and Procedures. The General Counsel (or his designee) maintains a watch list and a restricted list. The Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Manager, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel completes the conflicts analysis.



For purposes of monitoring personal or familial relationships, the General Counsel (or his designee) shall receive on at least an annual basis from each member of the Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.



Identifying Materiality. The General Counsel (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.



Communication with Investment Committee; Voting of Proxy. If the General Counsel determines that the relationship between the Manager's affiliate and a company is financially material, he shall communicate that information to the members of the Manager's Investment Committee and instruct them, and the Designee, that the Manager will vote its proxy based on the advice of a consulting firm engaged by the Manager. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Manager again will vote its proxy based on the advice of a consulting firm engaged by the Manager. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Manager from voting common stock issued by that company, since the member's personal and professional interests will be aligned.



In cases in which the Manager will vote its proxy based on the advice of a consulting firm, the General Counsel (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted.)


--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE

--------------------------------------------------------------------------------

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices that reflect which include underwriting or placement fees. In accordance with procedures approved by the Directors, and subject to their supervision, the Fund may purchase securities in offerings for which an affiliate of the Advisor receives a fee for serving as placement agent to the issuer. The Advisor will only cause the Fund to engage in these transactions if the Advisor deems such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which the Advisor's affiliate serves as placement agent of the issuer, and the Fund's inability to participate could be deemed to be to the detriment of the Fund.



In selecting a broker to execute each particular transaction, the Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that the Fund received best execution viewed in terms of either that particular transaction or the Manager's ongoing responsibilities with respect to the Fund.



In addition, the Manager may receive research services from a broker in connection with initiating portfolio transactions for the Fund. While it is not the Manager's policy to 'pay up' for these research services, the Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Manager determines in good faith that the commission was reasonable in relation to the value of the research service provided viewed in terms of either that particular transaction or the Manager's ongoing responsibilities to the Fund. Research and investment information is provided by these and other brokers at no cost to the Manager and is available for the benefit of other accounts advised by the Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Manager's expenses, it is not possible to estimate its value and in the opinion of the Manager it does not reduce the Manager's expenses in a determinable amount. The extent to which the Manager makes use of statistical, research and other services furnished by brokers is considered by the Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Manager may also take into account payments made by brokers to organizations for providing services to the Fund.



For the fiscal years ended December 31, 2003, 2002 and 2001, the Fund paid a total of $1,089,456, $909,566 and $1,007,941, respectively in brokerage commissions. Of such amount for the fiscal years ended December 31, 2003, 2002 and 2001, $334,632, $379,376 and $282,581, respectively in brokerage commissions was placed with brokers or dealers who provide research and investment information. The Fund's portfolio turnover rate for the fiscal year ended December 31, 2003 was 35.45%.


--------------------------------------------------------------------------------
ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK
--------------------------------------------------------------------------------

The Fund was incorporated on October 13, 1999, as a Maryland corporation and is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value. The Fund presently has one class of shares. The Fund's shares have no preemptive or conversion rights. Each share has equal voting, dividend, distribution and liquidation rights. All shares of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. The foregoing description is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.


The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional classes and/or series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class and/or series would be governed by the 1940 Act and Maryland law.



As of April 15, 2004, there were 24,483,133 shares of the Fund's common stock outstanding. Also as of that date, the following investors owned beneficially or of record 5% or more of the Fund's shares: SEI Private Trust Company, c/o Mellon Bank, Attn: Mutual Funds Administrator, One Freedom Valley Drive, Oaks, Pennsylvania 19456 -- 6.20%; Charles Schwab & Co., Inc., Reinvest Account, Attn. Mutual Funds, 101 Montgomery Street, San Francisco, California
94104-4122 -- 34.81%; Leland Stanford Junior University, Attn. Jackie Monnard, 2770 Sand Hill Road, Menlo Park, California 94025-7020 -- 23.22%.


--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Net asset value per share is determined by the Fund on each day the New York Stock Exchange is open for trading.


For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.



Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.



Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.


For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

--------------------------------------------------------------------------------
SALES OF FUND SHARES
--------------------------------------------------------------------------------

Payment of the price for shares that are sold or 'redeemed' may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described in the Prospectus and in this Statement of Additional Information), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in kind portfolio securities that are not readily marketable.

--------------------------------------------------------------------------------
TAXATION
--------------------------------------------------------------------------------

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the 'Code'), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

--------------------------------------------------------------------------------
TAXATION OF THE FUND

The Fund has elected to be treated and intends to qualify annually as a regulated investment company under the Code.


To qualify for the favorable U.S. Federal income tax treatment generally accorded to a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and
(c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) each taxable year.



As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on December 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.



If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as qualified dividend income in the case of individual shareholders.


--------------------------------------------------------------------------------
DISTRIBUTIONS


Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary dividend income (other than distributions of qualified dividend income as described below). If a portion of the Fund's income consists of dividends paid by U.S. corporations, (other than REITs), a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the fund receives from REITs will generally not be treated as qualified dividend income. The Fund does not expect significant portion of Fund distributions to be eligible for the dividends received deduction or derived from qualified dividend income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. The Fund may elect to retain its net capital gain, and if it does so, the Fund will be taxed thereon (except to the extent of any capital loss carryovers) at the applicable corporate tax rate. In such an event, it is expected that the Fund also will elect to treat such gain as having been distributed to you. As a result, you will be required to report your pro rata share of such gain on your tax return as long-term capital gain, will be entitled to claim a tax credit for your pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.



Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.


Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

--------------------------------------------------------------------------------
SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, including an exchange of shares in the Fund for shares of another Cohen & Steers fund, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. A shareholder who exchanges shares in the Fund for shares of another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

If a shareholder exchanges shares in the Fund held for 90 days or less for shares in another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged Fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ('IRS') a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

--------------------------------------------------------------------------------
ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

--------------------------------------------------------------------------------
MARKET DISCOUNT BONDS

Gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

--------------------------------------------------------------------------------
OPTIONS AND HEDGING TRANSACTIONS


The taxation of equity options and over-the-counter options on debt securities is governed by section 1234 of the Code. Pursuant to section 1234 of the Code, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.



Certain options, futures contracts and forward contracts in which the Fund may invest are 'section 1256 contracts.' Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on December 31 of each year) are 'marked-to-market' (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.


Generally, the hedging transactions undertaken by the Fund may result in 'straddles' for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain 'appreciated financial positions' if the Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

--------------------------------------------------------------------------------
CURRENCY FLUCTUATIONS -- 'SECTION 988' GAINS OR LOSSES


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures and foreign currency contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as 'section 988' gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary dividend income.


--------------------------------------------------------------------------------
INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Manager does not intend to invest a substantial portion of the Fund's assets in REITs which hold residual interest in REMICs.


--------------------------------------------------------------------------------
PASSIVE FOREIGN INVESTMENT COMPANIES

The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ('PFICs'). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called 'excess distribution' with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net marked-to-market gains included in income in prior years.

Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

--------------------------------------------------------------------------------
FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

--------------------------------------------------------------------------------
BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

--------------------------------------------------------------------------------
FOREIGN SHAREHOLDERS

U.S. taxation of income from the Fund to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ('foreign shareholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the shareholder.


Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see 'Taxation -- Investments in Real Estate Investment Trusts,' above)), which tax is generally withheld from such distributions.



Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption generally by providing an Internal Revenue Service form W-8BEN. See 'Taxation -- Backup Withholding,' above. If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign shareholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would generally be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.


Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.


--------------------------------------------------------------------------------
OTHER TAXATION



Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.


--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN

The Fund's 'average annual total return' figures will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                             P(1 + T)'pp'n = ERV

Where: P   =   a hypothetical initial payment of $1,000
       T   =   average annual total return
       n   =   number of years
     ERV   =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
               thereof), assuming reinvestment of all dividends and
               distributions.

The Fund's average total return for the year ended December 31, 2003, and the period February 14, 2000 (commencement of operations) through December 31, 2003 were 38.04% and 18.88%, respectively.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (After Taxes on Distributions)

The Fund's 'average annual total return (after taxes on distributions)' figures will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           P(1 + T)'pp'n = ATV[u]D

Where: P   =   a hypothetical initial payment of $1,000
       T   =   average annual total return (after taxes on distributions)
       n   =   number of years
 ATV[u]D   =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
               thereof), after taxes on distributions but not after taxes on redemptions.


The Fund's average total return (after taxes on distributions) for the year ended December 31, 2003 and the period February 14, 2000 (commencement of operations) through December 31, 2003 were 35.48% and 16.39%, respectively.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (After Taxes on Distributions and Redemption)

The Fund's 'average annual total return (after taxes on distributions and redemption)' figures will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                          P(1 + T)'pp'n = ATV[u]DR

Where: P   =   a hypothetical initial payment of $1,000
       T   =   average annual total return (after taxes on distributions
               and redemption)
       n   =   number of years
ATV[u]DR   =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion
               thereof), after taxes on fund distributions and redemption.


The Fund's average total return (after taxes on distributions and redemption) for the year ended December 31, 2003 and the period February 14, 2000 (commencement of operations) through December 31, 2003 were 25.47% and 14.94%, respectively.


--------------------------------------------------------------------------------
YIELD

Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          a - b
2[(---------------- + 1)'pp'6 - 1]
           cd

Where: a   =   dividends and interest earned during the period,
       b   =   expenses accrued for the period (net of reimbursements),
       c   =   the average daily number of shares outstanding during the
               period that were entitled to receive dividends, and
       d   =   the maximum offering price per share on the last day of the period.

In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other mutual funds listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

--------------------------------------------------------------------------------
COUNSEL AND INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


Simpson Thacher & Bartlett LLP serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.


PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, have been appointed as independent accountants for the Fund.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The Fund's audited financial statements for the year ended December 31, 2003, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Fund's Annual Report dated December 31, 2003.

                                     PART C

                               OTHER INFORMATION


ITEM 22. EXHIBITS


    (a) Articles of Incorporation(1)

    (b) By-Laws(1)

    (c) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and Article SEVENTH, Sections (b) and (c)) and the Registrant's By-Laws (Article II and Article VI).

    (d) Form of Management Agreement(2)

    (e) Form of Distribution Agreement(2)

    (f) Not Applicable

    (g) Form of Custody Agreement(3)

    (h)  (i)  Administration Agreement(3)

        (ii)  Transfer Agency Agreement(3)

    (i) Opinion and Consent of Counsel(2)

    (j) Consent of Independent Accountants*

    (k) Not Applicable

    (l) Investment Representation Letter(2)

    (m) Not Applicable

    (n) Not Applicable


    (p) Code of Ethics*



         (i)  Fund*



        (ii)  Manager/Distributor*

---------

(1) Filed with initial registration statement of October 15, 1999 and incorporated by reference herein.

(2) Filed with the amended registration statement of January 12, 2000 and incorporated by reference herein.

(3) Filed with Post-Effective Amendment No. 1 dated April 27, 2001 and incorporated by reference herein.

*  Filed herein.


ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


    None.


ITEM 24. INDEMNIFICATION


    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant's Articles of Incorporation filed as Exhibit (a) to this Registration Statement, and Article VIII, Section 1, of the Registrant's By-Laws filed as Exhibit (b) to this Registration Statement. The Liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation filed as Exhibit (a) to this Registration Statement and Article VIII, Section 1 through Section 6, of the Registrant's By-Laws filed as Exhibit (b) to this Registration Statement. The liability of Cohen & Steers Capital Management, Inc., the Registrant's Manager (the 'Manager'), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Management Agreement filed as Exhibit (d) to this Registration Statement.

    The liability of Cohen & Steers Securities, Inc., the Registrant's distributor, for any loss suffered by the Registrant of its shareholders is set forth in Section 8 of the Distribution Agreement filed as Exhibit (e) to this Registration Statement.


ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    The descriptions of the Manager under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.


                   NAME                                              TITLE
                   ----                                              -----
Robert H. Steers..........................  Co-Chairman and Co-Chief Executive Officer, Director
Martin Cohen..............................  Co-Chairman and Co-Chief Executive Officer, Director
Joseph M. Harvey..........................  President
Adam Derechin.............................  Chief Operating Officer
John J. McCombe...........................  Executive Vice President
Lawrence B. Stoller.......................  Senior Vice President and General Counsel
William F. Scapell........................  Senior Vice President, Director of Fixed Income
                                            Investments
Robert Becker.............................  Senior Vice President
William J. Frischling.....................  Senior Vice President
James S. Corl.............................  Senior Vice President and Director of Investment
                                            Strategy
Kevin P. Norton...........................  Senior Vice President, Director of Institutional
                                            Marketing
Jay J. Chen...............................  Senior Vice President
Greg E. Brooks............................  Senior Vice President
Victor M. Gomez...........................  Senior Vice President -- Chief Financial Officer
Rahul Bhattacharjee.......................  Vice President and Director of Research
Anthony Dotro.............................  Vice President
Mark Freed................................  Vice President
Robert Tisler.............................  Vice President
Norbert Berrios...........................  Vice President
Terrance R. Ober..........................  Vice President
Thomas Bohjalian..........................  Vice President
David Oakes...............................  Vice President
Hoyt Peters...............................  Vice President
John McLean...............................  Vice President and Associate General Counsel
Rizaldi Santiago..........................  Controller



    Cohen & Steers Capital Management, Inc. acts as investment advisor/manager of, in addition to the Registrant, the following investment companies:



             Cohen & Steers Advantage Income Realty Fund, Inc.
             Cohen & Steers Equity Income Fund, Inc.
             Cohen & Steers Premium Income Realty Fund, Inc.
             Cohen & Steers Quality Income Realty Fund, Inc.
             Cohen & Steers Realty Shares, Inc.
             Cohen & Steers Special Equity Fund, Inc.
             Cohen & Steers REIT and Preferred Income Fund, Inc.
             Cohen & Steers REIT and Utility Income Fund, Inc.
             Cohen & Steers Select Utility Fund, Inc.
             Cohen & Steers Total Return Realty Fund, Inc.
             Cohen & Steers Utility Fund, Inc.
             American Skandia Trust -- AST Cohen & Steers Realty Portfolio

ITEM 26. PRINCIPAL UNDERWRITERS


    (a) Cohen & Steers Securities, LLC is the principal underwriter for the Registrant.

    (b) The following are directors and officers of Cohen & Steers Securities, LLC The principal address of these persons is 757 Third Avenue, New York, New York 10017.


                                                  POSITION AND                  POSITIONS AND
                NAME                        OFFICES WITH DISTRIBUTOR       OFFICES WITH REGISTRANT
                ----                        ------------------------       -----------------------
Robert H. Steers.....................       President                      Chairman, Director and
                                                                             Secretary

Martin Cohen.........................       Vice President                 President, Director and
                                                                             Treasurer

Jay J. Chen..........................       Assistant Treasurer            None

Lawrence B. Stoller..................       Chief Legal Officer            Assistant Secretary


    (c) Not applicable.


ITEM 27. LOCATION OF ACCOUNTS AND RECORDS


    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Sub-Administrator and Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.


ITEM 28. MANAGEMENT SERVICES


    Not applicable.


ITEM 29. UNDERTAKINGS


    Not applicable

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 4 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of April, 2004.


                                          COHEN & STEERS INSTITUTIONAL REALTY
                                            SHARES, INC.
                                       By            /s/ MARTIN COHEN
                                           .....................................
                                                       MARTIN COHEN
                                                        PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 4 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                SIGNATURE                                TITLE                         DATE
                ---------                                -----                         ----
By         /s/ MARTIN COHEN                 President, Treasurer and Director       April 29, 2004
 .........................................
              (MARTIN COHEN)

By       /s/ ROBERT H. STEERS               Director, Chairman and Secretary        April 29, 2004
            (ROBERT H. STEERS)

By                  *                       Director                                April 29, 2004
 .........................................
              (BONNIE COHEN)

By                  *                       Director                                April 29, 2004
 .........................................
            (GREGORY C. CLARK)

By                  *                       Director                                April 29, 2004
 .........................................
            (GEORGE GROSSMAN)

By                  *                       Director                                April 29, 2004
 .........................................
           (RICHARD J. NORMAN)

By                  *                       Director                                April 29, 2004
 .........................................
          (WILLARD H. SMITH JR.)

*By      /S/ ROBERT H. STEERS                                                       April 29, 2004
 .........................................
             ROBERT H. STEERS
           AS ATTORNEY-IN-FACT

                           STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.................................  'D'
Characters normally expressed as superscript shall be preceded by....... 'pp'
Characters normally expressed as subscript shall be preceded by......... [u]